Northeast Medical Center Syracuse, NY SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FOURTH QUARTER 2016 PHYSICIANS REALTY TRUST NYSE: DOC Medical Arts Center at Hartford Plainville, CT December 2016

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 FOURTH QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS 11 SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 12 INVESTMENT ACTIVITY 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2016.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDA, EBITDAR, Net Operating Income (or NOI), Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non- GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated February 24, 2017 and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of December 31, 2016, own approximately 97.5% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of December 31, 2016 Gross real estate investments (thousands) $ 2,940,156 Total properties 246 % Leased 96.1% Total portfolio gross leasable area (sq. ft.) 10,883,601 % of GLA on-campus / affiliated 78.4% Average remaining lease term for all buildings (years) 8.5 Cash and cash equivalents (thousands) $ 15,491 Total debt to firm value 27.2% Weighted average interest rate per annum on consolidated debt 3.1% Equity market cap (thousands) $ 2,577,916 Quarterly dividend $ 0.225 Quarter end stock price $ 18.96 Dividend yield 4.75% Common shares outstanding 135,966,013 OP Units outstanding and not owned by DOC 3,436,207 Total firm value (thousands) (1) $ 3,668,737 (1) Represents the value of outstanding shares and units based on the closing stock price on December 31, 2016 plus the amount of outstanding debt and redeemable equity at December 31, 2016.

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
Chief Executive Officer
President

William A. Ebinger, M.D.
Trustee

Richard A. Weiss
Trustee

Albert C. Black
Compensation and Nominating
Governance Committee Chair

Mark A. Baumgartner
Finance and Investment
Committee Chair

Stanton D. Anderson
Audit Committee Chair

MANAGEMENT TEAM

John T. Thomas
Chief Executive Officer
President

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

John W. Lucey
Senior Vice President
Chief Accounting and
Administrative Officer

Bradley D. Page
Senior Vice President
General Counsel

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Mark D. Theine
Senior Vice President
Asset & Investment Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

J. Sanabria - Bank of America Merrill Lynch
J. Kim - BMO Capital Markets Corp.
M. Gorman - BTIG
P. Morgan - Canaccord Genuity Inc.
J. France - Cantor Fitzgerald
S. Shaw - Compass Pt Rch & Trading LLC
J. Roberts - J.J.B. Hilliard W.L. Lyons LLC
T. Okusanya - Jefferies LLC
P. Martin - JMP Securities
J. Sadler - Keybanc Capital Markets Inc.
V. Malhotra - Morgan Stanley
J. Hughes - Raymond James Financial Inc.
M. Carroll - RBC Capital Markets LLC
C. Vanacore - Stifel
E. Fleming - SunTrust Robinson Humphrey
C. Kucera - Wunderlich Securities Inc.

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of Physicians Realty Trust or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

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6 FOURTH QUARTER 2016 HIGHLIGHTS OPERATING HIGHLIGHTS • Fourth quarter 2016 total revenue of $73.7 million, up 82% over the prior year period • Fourth quarter 2016 rental revenue of $55.9 million, an increase of 76% over the prior year period • Generated quarterly net income per share of $0.06 on a fully diluted basis • Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share on a fully diluted basis • Completed fourth quarter investments of $226.5 million, including 11 healthcare properties (and 3 condominium units) representing 656,458 square feet, joint venture investments of $0.9 million, loan investments of $2.1 million, and noncontrolling interest buyouts of $1.5 million • Declared quarterly dividend of $0.225 per share for the fourth quarter • 96.1% of portfolio square footage leased as of December 31, 2016 • Net increase to gross leasable square footage of 6.4% to 10,883,601 square feet as of December 31, 2016 from 10,233,656 as of September 30, 2016 COMPANY ANNOUNCEMENTS • January 3, 2017: Announced the retirement of Company Founder and Chief Investment Officer John W. Sweet, effective December 31, 2016, as well as the promotions of Deeni Taylor to EVP-Chief Investment Officer and Daniel M. Klein to SVP-Deputy Chief Investment Officer. Also announced the completion of $225 million of medical facility investments in the fourth quarter, resulting in total 2016 investments of $1.28 billion. • February 24, 2017: Announced the Company's intention to sell nine properties. These nine properties, which in the aggregate consist of 319,085 GLA, consist of five assets affiliated with Foundation Healthcare in Texas and Oklahoma and four legacy properties in Georgia from the Company's original portfolio of 19 assets that it acquired on July 24, 2013 in connection with the completion of its initial public offering. FOURTH QUARTER INVESTMENTS SUBSEQUENT INVESTMENTS • NW Michigan S.C. - Units #1, #2, #4, Traverse City, MI • Orthopedic Associates MOB, Flower Mound, TX • United Surgical Partners J.V., Scottsdale, AZ • Medical Arts Center at Hartford, Plainville, CT • Syracuse Portfolio (2 MOBs), Syracuse, NY • CareMount Portfolio (2 MOBs), Lake Katrine, NY • Cincinnati Eye Institute, Cincinnati, OH and Rhinebeck, NY • Curie Building Loan, El Paso, TX • HonorHealth - Scottsdale MOB, Scottsdale, AZ • Fox Valley Hematology & Oncology, Appleton, WI • Gastrointestinal Associates MOB, Powell, TN • Northern Vision Eye Center, Traverse City, MI • GFC Membership Buyout, Great Falls, MT • Flower Mound Portfolio (3 MOBs), Flower Mound, TX • HonorHealth IRF, Scottsdale, AZ

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments and deferred financing costs (2) Outstanding common shares and OP Units at year end, multiplied by share price at year end INCOME Three Months Ended December 31, 2016 September 30, 2016 Revenues $ 73,674 $ 70,010 Net income 8,620 10,294 NOI 51,526 50,878 Annualized Adjusted EBITDA 192,148 184,504 Net income available to common shareholders per common share $ 0.06 $ 0.07 Normalized FFO 38,219 37,019 Normalized FFO per common share and OP Unit $ 0.27 $ 0.27 Normalized FAD 34,178 32,887 CAPITALIZATION As of ASSETS December 31, 2016 September 30, 2016 Gross Real Estate Investments (including gross lease intangibles) 2,940,156 2,724,302 Total Assets 2,888,092 2,670,647 DEBT AND EQUITY Total Debt (1) 999,194 794,780 Total Equity 1,782,318 1,768,410 Equity Market Capitalization 2,577,916 2,899,721 Implied Equity Market Capitalization (2) 2,643,066 2,977,674 Total Debt / Implied Equity Market Capitalization 38% 27% Gross Real Estate Assets Real Estate Investments/Quarter Total GLA Portfolio Growth Since IPO $3,000,000 $2,750,000 $2,500,000 $2,250,000 $2,000,000 $1,750,000 $1,500,000 $1,250,000 $1,000,000 $750,000 $500,000 $250,000 $0 G ro ss R ea lE st at e In ve st m en ts 11,000,000 10,000,000 9,000,000 8,000,000 7,000,000 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 G LA in SF IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Q4-2016 $123,998 $2,940,156

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended December 31, 2016 Year Ended December 31, 2016 Net income $ 8,620 $ 31,522 Net income attributable to NCI - partially owned properties (163) (716) Preferred distributions (436) (1,857) Depreciation and amortization expense 26,787 86,501 Depreciation and amortization expense - partially owned properties (163) (683) FFO applicable to common shares and OP Units $ 34,645 $ 114,767 FFO per common share and OP Unit $ 0.25 $ 0.88 Net change in fair value of derivative (173) (240) Acquisition expenses 3,747 14,778 Write-off of contingent consideration — (840) Normalized FFO applicable to common shares and OP Units $ 38,219 $ 128,465 Net income available to common shareholders per common share and OP Unit $ 0.06 $ 0.22 Normalized FFO per common share and OP Unit $ 0.27 $ 0.98 Normalized FFO applicable to common shares and OP Units 38,219 128,465 Non-cash share compensation expense 944 3,920 Straight-line rent adjustments (4,070) (16,226) Amortization of acquired above/below market leases/assumed debt 568 2,778 Amortization of lease inducements 285 892 Amortization of deferred financing costs 529 2,325 TI/LC and recurring capital expenditures (2,551) (8,087) Seller master lease and rent abatement payments 254 1,032 Normalized FAD applicable to common shares and OP Units $ 34,178 $ 115,099 Weighted average number of common shares and OP Units outstanding 139,602,349 130,466,893

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA (Unaudited and in thousands, except share and per share data) NET OPERATING INCOME Three Months Ended December 31, 2016 Year Ended December 31, 2016 Net income $ 8,620 $ 31,522 General and administrative 4,433 18,397 Acquisition expenses 3,747 14,778 Depreciation and amortization expense 26,811 86,589 Interest expense 8,088 23,864 Net change in fair value of derivative (173) (240) NOI $ 51,526 $ 174,910 NOI $ 51,526 $ 174,910 Straight-line rent adjustments (4,070) (16,226) Amortization of acquired above/below market leases 628 3,015 Amortization of lease inducements 285 892 Seller master lease and rent abatement payments 254 1,032 Write-off of contingent consideration — (840) Cash NOI $ 48,623 $ 162,783 ADJUSTED EBITDA Three Months Ended December 31, 2016 Year Ended December 31, 2016 Net income $ 8,620 $ 31,522 Depreciation and amortization 26,811 86,589 Interest expense 8,088 23,864 Net change in fair value of derivative (173) (240) EBITDA $ 43,346 $ 141,735 Acquisition expenses 3,747 14,778 Non-cash share compensation expense 944 3,920 Write-off of contingent consideration — (840) Adjusted EBITDA $ 48,037 $ 159,593 Adjusted EBITDA Annualized $ 192,148 $ 159,593

10 MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) Debt Equity Debt is 27% of Firm Value MARKET CAPITALIZATION December 31, 2016 Unsecured credit facility debt $ 651,000 Unsecured notes 225,000 Mortgage debt 123,194 Total Debt (1) $ 999,194 Redeemable equity $ 26,477 Share price $ 18.96 Total common shares outstanding 135,966,013 Total OP Units outstanding 3,436,207 Implied equity market capitalization $ 2,643,066 Total Firm Value (Debt + Pref. + Equity) $ 3,668,737 Total Debt/Total Assets 34.6% Total Debt/Total Firm Value 27.2% DEBT SUMMARY (1) Balance as of December 31, 2016 Interest Rate Maturity Date Revolving Credit Facility Debt $ 401,000 1.9% 9/18/2020 Credit Facility Term Debt 250,000 2.9% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 Mortgage Debt, Maturing (2): 2017 36,957 5.7% 2018 38,885 4.2% 2019 18,750 5.0 % Thereafter 28,602 5.1% $ 999,194 3.1% Debt Maturity Schedule as of December 31, 2016 $500,000 $400,000 $300,000 $200,000 $100,000 $0 2017 2018 2019 2020 2021 2022 2023 Thereafter $36,957 $38,885 $18,750 $405,653 $7,292 $14,029 $265,000 $212,628 (1) Unadjusted for unamortized fair value adjustments and deferred financing costs (2) Weighted average maturity of Mortgage Debt is 2.2 years

11 FINANCIAL STATISTICS (Unaudited and in thousands, except share and per share data) Quarter Ended December 31, 2016 Annualized dividend rate (1) $ 0.90 Price per share (2) $ 18.96 Annualized Dividend Yield 4.75% Total debt (3) $ 999,194 Net debt (less cash) 983,703 Adjusted EBITDA (annualized)* 192,148 Net Debt / Adjusted EBITDA Ratio 5.12x Adjusted EBITDA (annualized)* $ 192,148 Cash interest expense (annualized)* 30,236 Interest Coverage Ratio 6.35x Total interest $ 8,088 Secured debt principal amortization 2,232 Total fixed charges $ 10,320 Adjusted EBITDA 48,037 Adjusted EBITDA Fixed Charge Coverage Ratio 4.65x Implied equity market cap $ 2,643,066 Redeemable equity 26,477 Total debt (3) 999,194 Total Firm Value 3,668,737 Total debt (3) $ 999,194 Total assets 2,888,092 Total Debt / Total Assets 34.6% Total Debt / Total Firm Value 27.2% Weighted average common shares 135,581,976 Weighted average unvested restricted common shares and share units 584,166 Weighted average OP Units not owned by DOC 3,436,207 Weighted Average Common Shares and OP Units - Diluted 139,602,349 (1) Annualized rate based on $0.225 quarterly dividend for the quarter ending December 31, 2016. Actual dividend amounts will be determined by the Trust's board of trustees based on a variety of factors. (2) Closing common share price of $18.96 as of December 31, 2016. (3) Unadjusted for unamortized fair value adjustments and deferred financing costs. * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data. Same-Store data excludes Assets Slated for Disposition)

SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended December 31, 2016	Same-Store Quarter Ended December 31, 2016
Number of properties	246	122
Gross leasable area	10,883,601	4,904,801
Cash NOI	$ 48,623	$ 24,977
% Leased	96.1%	96.3%



Same-Store Cash NOI, 51.4%
Other Cash NOI, 48.6%

SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q4'16	Q4'15	Change	Q4'16	Q3'16	Change
Number of properties	122	122	—	122	122	—
Gross leasable area	4,904,801	4,904,801	—	4,904,801	4,904,801	—
% Leased	96.3%	96.1%	20 bps	96.3%	96.3%	—
Rental revenues	34,890	34,032	+2.5%	34,890	35,069	(0.5)%
Operating expenses	(9,913)	(9,696)	+2.2%	(9,913)	(10,154)	(2.4)%
Same-Store Cash NOI	**24,977**	**24,336**	**+2.6%**	**24,977**	**24,915**	**+0.2%**

TENANT OCCUPANCY

	Quarter Ended December 31, 2016	Percentage of total GLA December 31, 2016
Total GLA		
Total square feet beginning of quarter	10,233,656	94.0 %
Acquired GLA (1)	649,945	6.0 %
Total square feet end of quarter	10,883,601	100.0 %
Occupied GLA		
Occupied GLA beginning of quarter	9,795,308	90.0 %
Expirations	(111,866)	(1.0)%
Renewals	82,804	0.8 %
Retention Rate	*74%*	
New leases commencing in quarter	52,777	0.5 %
Net absorption / (vacancy loss)	23,715	0.2 %
Net occupied GLA acquired	640,104	5.9 %
Occupied GLA end of quarter	10,459,127	96.1 %

(1) Includes remeasurements of existing properties totaling 6,513 square feet.

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INVESTMENT ACTIVITY
(Unaudited and in thousands, except sq. ft. data)

ASSETS ACQUIRED

Property	Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
Tinseltown Construction Loan (1)	Jacksonville, FL	10/14/2016	9.0%		—	$ 554	—
N.W. Michigan Surgery Center - Units #1 & #2	Traverse City, MI	10/28/2016	6.7%		100.0%	29,448	55,215
United Surgical Partners Joint Venture (2)	Scottsdale, AZ	10/31/2016	7.0%		—	903	—
N.W. Michigan Surgery Center - Unit #4	Traverse City, MI	11/4/2016	6.8%		100.0%	2,715	11,041
Syracuse Portfolio (2 MOBs)	Syracuse, NY	11/23/2016	7.2%		96.2%	54,239	191,409
Cincinnati Eye Institute	Cincinnati, OH	11/23/2016	6.6%		100.0%	38,100	109,224
Curie Building Loan	El Paso, TX	12/2/2016	5.0%		—	1,500	—
HonorHealth - Scottsdale MOB	Scottsdale, AZ	12/2/2016	6.0%	(3)	100.0%	6,900	57,539
Fox Valley Hematology & Oncology	Appleton, WI	12/8/2016	6.3%		100.0%	28,200	70,136
Gastrointestinal Associates MOB	Powell, TN	12/9/2016	7.3%		100.0%	6,287	23,921
Northern Vision Eye Center	Traverse City, MI	12/15/2016	7.3%		100.0%	2,777	9,997
NCI Buyout - Great Falls Clinic	Great Falls, MT	12/15/2016	6.8%		—	1,497	—
Flower Mound Portfolio (3 MOBs)	Flower Mound, TX	12/16/2016	6.6%		100.0%	27,800	73,558
HonorHealth IRF	Scottsdale, AZ	12/22/2016	7.2%		100.0%	25,628	54,418
Total / Weighted Average			**6.8%**			**$ 226,548**	**656,458**

(1) Refers to an additional advance on a construction loan to Tinseltown Partners, LLC to fund the renovations and additions of two re-purposed buildings in Jacksonville, Florida.

(2) Refers to the acquisition of joint venture equity interests in owned properties.

(3) Refers to first year cash yield at stabilization.

ASSETS SLATED FOR DISPOSITION

Property	Location	Building Type	GLA
Foundation Surgical Affiliates MOB	Oklahoma City, OK	MOB - Single	52,000
East El Paso Physicians Medical Center	El Paso, TX	MOB - Single	41,007
Foundation Surgical Affiliates Hospital	El Paso, TX	Hospital	77,000
Foundation Surgical Hospital of San Antonio	San Antonio, TX	Hospital	45,954
Foundation Healthplex of San Antonio	San Antonio, TX	MOB - Single	22,832
Georgia MOB Portfolio (4 Properties)	GA - Various Cities	MOB - Single (1) & Multi (3)	80,292
			319,085



Fox Valley Hematology & Oncology MOB
Appleton, WI



CareMount Kingston MOB
Lake Katrine, NY

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14 PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of December 31, 2016) State GLA Texas 1,163,808 Kentucky 975,884 Nebraska 708,920 Ohio 650,319 Indiana 646,262 Arizona 636,549 Georgia 631,660 Washington 588,946 New York 484,483 Minnesota 455,929 Other 3,940,841 Total 10,883,601 Texas, 11% Kentucky, 9% Nebraska, 7% Ohio, 6% Indiana, 6% Arizona, 6% Georgia, 6%Washington, 5% New York, 4% Minnesota, 4% Other, 36% TOP TEN STATES

15 PORTFOLIO DIVERSIFICATION (As of December 31, 2016, adjusted for the exclusion of Assets Slated for Disposition) THREE MONTHS ENDED DECEMBER 31, 2016 Campus Proximity (Based on Cash NOI) Off-Campus, 22% On-Campus / Affiliated, 78% Coverage # of Properties GLA % of Total % Leased Ratio (1) Single-tenant MOBs 116 4,201,976 38.6% 99.8% N/A Multi-tenant MOBs 120 5,873,638 53.9% 93.2% N/A Hospitals 6 388,792 3.6% 100.0% 2.9x LTACHs 3 310,352 2.9% 100.0% 1.7x Corporate Office 1 108,843 1.0% 86.0% N/A Total 246 10,883,601 100.0% 96.1% Building Type (Based on Cash NOI) MOB, 89% LTACH, 3% Hospital, 8% Lease Type (Based on Revenue) Absolute Net, 20% NNN, 67% Modified Gross, 10% Gross, 3% Section 603 Asset Mix (Based on Annualized Base Revenue) 603 Assets, 24% Non-603 Assets, 76% (1) Adjusted for the exclusion of Assets Slated for Disposition

LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE
(As of December 31, 2016, $ in thousands)

TOP 10 TENANTS
(Determined by ABR)

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Total GLA	Annualized Base Rent	% of Total Annualized Base Rent
CHI - KentuckyOne Health	9.3	744,101	6.8%	$ 12,805	5.8%
CHI - Nebraska	9.9	617,857	5.7%	9,275	4.2%
CHI - Franciscan (Seattle-Tacoma)	9.3	328,771	3.0%	5,437	2.5%
CHI - St. Alexius (North Dakota)	9.5	320,407	2.9%	5,278	2.4%
Great Falls Hospital	18.6	185,085	1.7%	5,151	2.4%
LifeCare	11.0	310,352	2.9%	4,911	2.2%
Trios Health	28.6	161,885	1.5%	4,684	2.1%
HonorHealth	13.1	215,433	2.0%	4,262	2.0%
IMS - Dignity Health	8.3	165,860	1.5%	3,929	1.8%
EEPPMC Partners	11.7	77,000	0.7%	3,693	1.7%
Total / W.A.	11.4	3,126,751	28.7%	$ 59,425	27.1%

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2017	119	398,498	3.7%	$ 8,482	3.9%	$ 21.28
2018	111	493,676	4.5%	9,648	4.4%	19.54
2019	91	494,309	4.5%	10,050	4.6%	20.33
2020	94	409,602	3.8%	8,269	3.8%	20.19
2021	124	556,518	5.1%	11,291	5.1%	20.29
2022	50	430,066	3.9%	9,359	4.3%	21.76
2023	63	474,659	4.4%	10,141	4.6%	21.37
2024	69	779,561	7.2%	15,244	6.9%	19.55
2025	106	853,164	7.8%	20,337	9.3%	23.84
2026	107	3,018,383	27.7%	55,173	25.2%	18.28
Thereafter:	78	2,468,721	22.7%	60,062	27.4%	24.33
MTM (1)	29	81,970	0.8%	1,072	0.5%	13.08
Vacant		424,474	3.9%			
Total / W.A.	**1,041**	**10,883,601**	**100%**	**$ 219,129**	**100%**	**$ 20.13**

(1) Includes 3 leases that expired on December 31, 2016, representing $0.1 million of total ABR.

16

17 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) December 31, 2016 December 31, 2015 ASSETS   Investment properties: Land and improvements $ 189,759 $ 130,788 Building and improvements 2,402,643 1,284,863 Tenant improvements 14,133 9,243 Acquired lease intangibles 301,462 205,168 2,907,997 1,630,062 Accumulated depreciation (181,785) (91,250) Net real estate property 2,726,212 1,538,812 Real estate loans receivable 39,154 39,349 Investment in unconsolidated entity 2,258 1,322 Net real estate investments 2,767,624 1,579,483 Cash and cash equivalents 15,491 3,143 Tenant receivables, net 9,790 2,977 Other assets 95,187 53,283 Total assets $ 2,888,092 $ 1,638,886 LIABILITIES AND EQUITY Liabilities: Credit facility $ 643,742 $ 389,375 Notes payable 224,330 — Mortgage debt 123,083 94,240 Accounts payable 4,423 644 Dividends and distributions payable 32,179 20,783 Accrued expenses and other liabilities 42,287 24,473 Acquired lease intangibles, net 9,253 5,950 Total liabilities 1,079,297 535,465 Redeemable noncontrolling interest – Series A Preferred Units and partially owned properties 26,477 26,960 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 135,966,013 and 86,864,063 common shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively 1,362 872 Additional paid-in capital 1,920,642 1,129,284 Accumulated deficit (197,261) (109,024) Accumulated other comprehensive income 13,708 — Total shareholders' equity 1,738,451 1,021,132 Noncontrolling interests: Operating Partnership 43,142 45,451 Partially owned properties 725 9,878 Total noncontrolling interest 43,867 55,329 Total equity 1,782,318 1,076,461 Total liabilities and equity $ 2,888,092 $ 1,638,886

18 CONSOLIDATED STATEMENT OF INCOME (In thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2016 2015 2016 2015 Revenues: Rental revenues $ 55,923 $ 31,863 $ 186,301 $ 103,974 Expense recoveries 14,059 7,322 45,875 21,587 Interest income on real estate loans and other 3,692 1,219 8,858 3,880 Total revenues 73,674 40,404 241,034 129,441 Expenses: Interest expense 8,088 3,392 23,864 10,636 General and administrative 4,433 3,549 18,397 14,908 Operating expenses 22,005 10,047 65,999 31,026 Depreciation and amortization 26,811 14,404 86,589 45,471 Acquisition expenses 3,747 3,129 14,778 14,893 Total expenses 65,084 34,521 209,627 116,934 Income before equity in income of unconsolidated entity and gain on sale of investment property: 8,590 5,883 31,407 12,507 Equity in income of unconsolidated entity 30 26 115 104 Gain on sale of investment property — — — 130 Net income 8,620 5,909 31,522 12,741 Net income attributable to noncontrolling interests: Operating Partnership (196) (243) (825) (576) Partially owned properties (163) (122) (716) (377) Net income attributable to controlling interest 8,261 5,544 29,981 11,788 Preferred distributions (436) (398) (1,857) (1,189) Net income attributable to common shareholders $ 7,825 $ 5,146 $ 28,124 $ 10,599 Net income per share: Basic $ 0.06 $ 0.06 $ 0.22 $ 0.15 Diluted $ 0.06 $ 0.06 $ 0.22 $ 0.15 Weighted average common shares Basic 135,581,976 83,761,536 126,143,114 72,750,724 Diluted 139,602,349 87,911,027 130,466,893 76,792,073 Dividends and distributions declared per common share and OP Unit $ 0.225 $ 0.225 $ 0.900 $ 0.900

19 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): We define Adjusted EBITDA for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses, and other non- reoccurring items. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying contractual base rent for December 2016 by 12 (but excluding the impact of concessions and straight-line rent). Assets Slated for Disposition: Properties that are included in discontinued operations, designated as held for sale, or for which there is an active intent to sell such properties. Where indicated, such assets are excluded from property counts, concentration statistics, and performance metrics for all periods presented. Results from these assets are included in the Company’s GAAP financial results and reconciliations. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital partnership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

20 REPORTING DEFINITIONS (continued) Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition-related expenses, acceleration of deferred financing costs, and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a healthcare system. Affiliated refers to a property that is not on the campus of a healthcare system, but anchored by a healthcare system. Same-Store Portfolio: The same-store portfolio consists of medical properties held by the Company for the entire preceding year and not currently slated for disposition.